Development Cost	12 Months Ended
Dec. 31, 2022
Development Cost [Abstract]
Development Cost
18.	Development Cost

The Company depends heavily on government policies that support our business and enhance the economic feasibility of developing and operating solar energy projects in regions in which we operate or plan to develop and operate renewable energy facilities. The Company can decide to abandon a project if it becomes uneconomic due to various factors, for example, a change in market conditions leading to higher costs of construction, lower energy rates, or other factors that change the expected returns on the project. In addition, political factors or otherwise where governments from time to time may review their laws and policies that support renewable energy and consider actions that would make the laws and policies less conducive to the development and operation of renewable energy facilities. Any reductions or modifications to, or the elimination of, governmental incentives or policies that support renewable energy or the imposition of additional taxes or other assessments on renewable energy, could result in, among other items, the lack of a satisfactory market for the development and/or financing of new renewable energy projects, our abandoning the development of renewable energy projects, a loss of our investments in the projects and reduced project returns, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects.

Development cost was $23.9 million for the year ended December 31, 2022, due to primarily to abandoning of development of renewable energy projects in Poland. The table below summarizes the development cost:

Project 1	$11,896
Project 2	4,425
Project 3	1,007
Miscellaneous development cost	6,597
Total	$23,925

These costs were primarily driven by Project 1 in Poland as a 45 million PLN (approximately $9.6 million) “breakup fee” applied when the Company did not close on the project. Of the $9.6 million due to the seller, $4.2 million has been paid and approximately $5.4 million is in Accounts Payable on the Consolidated Balance Sheet.

Project 2 is an Italian project with a commercial operation date (COD) outside of the Company’s required timeline. The Company determined that the construction phase would be long and costly for the project to be financially beneficial and therefore did not complete the acquisition.

Projects 3 was an agreement with a Spanish developer, for an initial payment of approximately $566,000 (€500,000), plus an additional payment of $7.36 million (€6.5 million) to be made by November 30th, 2022 as partial payment towards, and in exchange for, the immediate acquisition of 100% of the ownership interests in two Spanish SPVs pursuant to a stock purchase agreement (SPA) that one of our Spanish subsidiaries signed with the seller in April of 2022. As of December 31, 2022, the parties are negotiating an amendment whereby all payments are immediately suspended until December 2025, and the agreement and the SPA will be terminated immediately upon, and subject to, Alternus’ receipt of a payment from the seller which shall equal 70% of Alternus’ total payments of to seller to date. The Company thereby recorded the loss between the contracted amounts and the value to be recovered under a revised agreement.

Miscellaneous development cost relates to cost associated with projects abandoned during various phases, due to lack of technical, legal, or financial feasibility.